EXECUTION VERSION
EXHIBIT 10.72
PGRT ESH, INC.
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601
December 31, 2008
Citicorp USA, Inc.
101 John F. Kennedy Parkway
Fourth Floor
Short Hills, New Jersey 07078
Re: First Amendment to Loan Agreement dated as of October 31, 2008
Ladies and Gentlemen:
Reference is made to the First Amendment to Loan Agreement dated as of October 31, 2008 (the “Amendment”) among PGRT ESH, Inc. (the “Borrower”), Lightstone Holdings LLC, David Lichtenstein (together with Lightstone Holdings LLC and the Borrower, the “Loan Parties”), and Citicorp USA, Inc. (the “Lender”).
The Loan Parties have requested the extension of the Forbearance Period (as defined in the Amendment) from December 31, 2008 until January 30, 2009 to allow the consummation of the sale, by 180 North LaSalle II, L.L.C., of the property commonly known as180 North LaSalle Street, Chicago, Illinois. The Lender hereby agrees with the Loan Parties that the Amendment is amended by deleting “December 31, 2008” in Section 3 (a) thereof and substituting “January 30, 2009” therefor. In connection with such extension and as consideration therefore, the Borrower has arranged for additional collateral for the Lender in the form of pledged interests.
The Lender and Loan Parties agree that Schedule 5(a)(iii) of the Amendment is hereby amended by deleting clause 1 and clause 2 of Schedule 5(a)(iii) and renumbering clause 3 therein as clause 1.

Citicorp USA, Inc
December 31, 2008

Except as amended hereby, the Amendment shall remain in full force and effect.

Very truly yours,

PGRT ESH, INC.

By:	[s] David Lichtenstein

David Lichtenstein
Chairman

AGREED TO AND ACCEPTED AS OF THE DATE FIRST SET FORTH ABOVE:

Lender

CITICORP USA, INC.

By:	[s] Diana Yusun Diana Yusun Director

Guarantors

[s] David Lichtenstein

David Lichtenstein

LIGHTSTONE HOLDINGS LLC

By:	[s] David Lichtenstein David Lichtenstein
Managing Member
Signature page to 30 day Extension